Exhibit 32
CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Firstgold Corp., a Delaware corporation (“Firstgold”), do hereby certify with respect to the Annual Report of Firstgold on Form 10-KSB for the year ended January 31, 2007 as filed with the Securities and Exchange Commission (the “10-KSB Report”) that:

(1)    the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of Firstgold.

Firstgold Corp.

Date: May 16, 2007	By:	/s/ A. Scott Dockter
A. Scott Dockter
President and Chief Executive Officer

By:	/s/ James Kluber
James Kluber
Chief Financial Officer